SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2009
High-Yield Bond Portfolio. On November 5, 2009, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”) approved a subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management Corp. (“SAAMCo”) and PineBridge Investments, LLC (“PineBridge”) with respect to the Portfolio, subject to the approval by the Portfolio’s shareholders. The High-Yield Bond Portfolio will convene a special meeting of shareholders expected to take place on or about March 16, 2010 for the purpose of approving the Subadvisory Agreement. Shareholders of record as of December 31, 2009 will receive proxy materials describing the Subadvisory Agreement in greater detail.
SAAMCo is the adviser of the High-Yield Bond Portfolio. If shareholders of the High-Yield Bond Portfolio approve the Subadvisory Agreement, it is expected that the same portfolio managers currently employed by SAAMCo would continue to manage the Portfolio as employees of PineBridge. For additional information about the portfolio managers of the High-Yield Bond Portfolio, please see the Prospectus and Statement of Additional Information.
Date: November 16, 2009
Versions: Class 1 Version A; Class 1 Version B; Combined Version 1; and Combined Master